UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	3/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  MARCH 31, 2009

Semiannual Report to Shareholders

DWS Capital Growth Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

17 Portfolio Summary

19 Investment Portfolio

23 Financial Statements

27 Financial Highlights

33 Notes to Financial Statements

41 Summary of Management Fee Evaluation by Independent Fee Consultant

46 Summary of Administrative Fee Evaluation by Independent Fee Consultant

47 Account Management Resources

49 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2009

Classes A, B, C, R and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2009 are 1.07%, 2.02%, 1.89%, 1.41% and 0.73% for Class A, Class B, Class C, Class R and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, Class B, Class R and Institutional Class shares and for the 5-year and 10-year periods shown for Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the period prior to their inception on June 25, 2001 and for Class R shares for the period prior to its inception on November 3, 2003 are derived from the historical performance of the Fund's original share class (Class AARP) of DWS Capital Growth Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class AARP shares converted into Class S shares on July 14, 2006.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/09
DWS Capital Growth Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-26.93%	-33.40%	-9.91%	-3.03%	-3.34%
Class B	-27.10%	-33.61%	-10.19%	-3.55%	-3.98%
Class C	-27.22%	-33.93%	-10.64%	-3.83%	-4.11%
Class R	-26.99%	-33.55%	-10.19%	-3.33%	-3.65%
Russell 1000® Growth Index+	-25.97%	-34.28%	-11.28%	-4.38%	-5.26%
S&P 500® Index++	-30.54%	-38.09%	-13.06%	-4.76%	-3.00%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 3/31/09
DWS Capital Growth Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-26.75%	-33.13%	-9.57%	-2.65%	.24%
Russell 1000 Growth Index+	-25.97%	-34.28%	-11.28%	-4.38%	.06%
S&P 500 Index++	-30.54%	-38.09%	-13.06%	-4.76%	-.14%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 3/31/09	$ 34.94	$ 33.49	$ 33.13	$ 34.92	$ 35.19
9/30/08	$ 48.01	$ 46.03	$ 45.52	$ 47.85	$ 48.40
Distribution Information: Six Months as of 3/31/09: Income Dividends	$ .15	$ .07	$ —	$ .02	$ .28
Class A Lipper Rankings — Large-Cap Growth Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	248	of	789	32
3-Year	108	of	674	16
5-Year	94	of	563	17

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Capital Growth Fund — Class A [] Russell 1000 Growth Index+ [] S&P 500 Index++

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/09
DWS Capital Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,277	$6,892	$8,080	$6,708
	Average annual total return	-37.23%	-11.67%	-4.18%	-3.91%
Class B	Growth of $10,000	$6,440	$7,100	$8,263	$6,660
	Average annual total return	-35.60%	-10.79%	-3.74%	-3.98%
Class C	Growth of $10,000	$6,607	$7,135	$8,227	$6,573
	Average annual total return	-33.93%	-10.64%	-3.83%	-4.11%
Class R	Growth of $10,000	$6,645	$7,244	$8,441	$6,895
	Average annual total return	-33.55%	-10.19%	-3.33%	-3.65%
Russell 1000 Growth Index+	Growth of $10,000	$6,572	$6,983	$7,992	$5,825
	Average annual total return	-34.28%	-11.28%	-4.38%	-5.26%
S&P 500 Index++	Growth of $10,000	$6,191	$6,572	$7,834	$7,375
	Average annual total return	-38.09%	-13.06%	-4.76%	-3.00%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. On April 1, 2009, the Russell 1000 Growth Index will replace the Standard & Poor's 500 Index as the Fund's benchmark index because the Advisor believes that it more accurately reflects the Fund's investment strategy.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Capital Growth Fund — Institutional Class [] Russell 1000 Growth Index+ [] S&P 500 Index++

Yearly periods ended March 31
Comparative Results as of 3/31/09
DWS Capital Growth Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$668,700	$739,400	$874,400	$1,015,700
	Average annual total return	-33.13%	-9.57%	-2.65%	.24%
Russell 1000 Growth Index+	Growth of $1,000,000	$657,200	$698,300	$799,200	$1,003,700
	Average annual total return	-34.28%	-11.28%	-4.38%	.06%
S&P 500 Index++	Growth of $1,000,000	$619,100	$657,200	$783,400	$990,900
	Average annual total return	-38.09%	-13.06%	-4.76%	-.14%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. On April 1, 2009, the Russell 1000 Growth Index will replace the Standard & Poor's 500 Index as the Fund's benchmark index because the Advisor believes that it more accurately reflects the Fund's investment strategy.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2009 is 0.79% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the period prior to its inception on July 17, 2000 are derived from the historical performance of the Fund's original share class (Class AARP) of DWS Capital Growth Fund during such period and have assumed the same expense structure during such period. Any difference in expenses will affect performance. Class AARP shares converted into Class S shares on July 14, 2006.

Average Annual Total Returns as of 3/31/09
DWS Capital Growth Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-26.83%	-33.22%	-9.67%	-2.79%	-3.10%
Russell 1000 Growth Index+	-25.97%	-34.28%	-11.28%	-4.38%	-5.26%
S&P 500 Index++	-30.54%	-38.09%	-13.06%	-4.76%	-3.00%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/09	$ 35.18
9/30/08	$ 48.41
Distribution Information: Six Months as of 3/31/09: Income Dividends	$ .26
Class S Lipper Rankings — Large-Cap Growth Funds Category as of 3/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	229	of	789	29
3-Year	87	of	674	13
5-Year	77	of	563	14

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Capital Growth Fund — Class S [] Russell 1000 Growth Index+ [] S&P 500 Index++

Yearly periods ended March 31
Comparative Results as of 3/31/09
DWS Capital Growth Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$6,678	$7,371	$8,679	$7,301
	Average annual total return	-33.22%	-9.67%	-2.79%	-3.10%
Russell 1000 Growth Index+	Growth of $10,000	$6,572	$6,983	$7,992	$5,825
	Average annual total return	-34.28%	-11.28%	-4.38%	-5.26%
S&P 500 Index++	Growth of $10,000	$6,191	$6,572	$7,834	$7,375
	Average annual total return	-38.09%	-13.06%	-4.76%	-3.00%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. On April 1, 2009, the Russell 1000 Growth Index will replace the Standard & Poor's 500 Index as the Fund's benchmark index because the Advisor believes that it more accurately reflects the Fund's investment strategy.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, S, R and Institutional Class shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2008 to March 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 730.70	$ 729.00	$ 727.80	$ 730.10	$ 731.70	$ 732.50
Expenses Paid per $1,000*	$ 4.83	$ 6.81	$ 8.27	$ 5.61	$ 3.67	$ 2.98
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 10/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/09	$ 1,019.35	$ 1,017.05	$ 1,015.36	$ 1,018.45	$ 1,020.69	$ 1,021.49
Expenses Paid per $1,000*	$ 5.64	$ 7.95	$ 9.65	$ 6.54	$ 4.28	$ 3.48
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Capital Growth Fund	1.12%	1.58%	1.92%	1.30%	.85%	.69%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Capital Growth Fund's performance, strategy and the market environment during the six-month period ended March 31, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How would you describe the economic and market environment over the last six months?

A: In the last annual report for this fund, published six months ago, we described the preceding year as a time of economic uncertainty and turmoil in capital markets. In the ensuing months, there was pronounced deterioration in the economy and financial markets, not only in the US but throughout the world. In December 2008, the National Bureau of Economic Research officially declared that the US economy had fallen into a recession that began in December 2007. With the economy and financial markets closely interrelated, the limited availability of credit and a lack of investor confidence hit asset prices, and the resulting loss of wealth contributed further to an economic slowdown. There was a pronounced decline in the equity market and in essentially all asset classes that carry risk in the final months of 2008. Although the equity markets remained weak into early 2009, there were nascent signs of improvement in the economy and the credit markets. Bonds began to recover in the first quarter of 2009, and the US equity market rallied impressively in March.

Despite the strength in March, most equity investments posted negative returns for the six months ended March 31, 2009. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned -31.12% for the period.1 Within the large-cap arena (large-cap companies have a marked capitalization of over $5 billion), which is the major focus of this fund, growth stocks performed better than value stocks: the Russell 1000® Growth Index had a return of -25.97%, while the Russell 1000® Value Index returned -35.22%.2 All of the 10 sectors in the Russell 1000 Growth Index had negative returns; the weakest sector was financials, while the strongest was health care.

Q: How did the fund perform during this period?

A: DWS Capital Growth Fund's Class A shares produced a total return of -26.93% for the six months ended March 31, 2009. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) The Russell 1000 Growth Index returned -25.97% and the Standard & Poor's 500® (S&P 500) Index returned -30.54% for the six-month period.3 The average return of the fund's peer group of Lipper Large-Cap Growth Funds was -26.00%.4

Q: How is the fund managed?

A: The fund seeks to provide long-term growth of capital. We normally invest at least 65% of total assets in equities, mainly common stocks of US companies. Although the fund can invest in companies of any size, the focus is generally on established companies that are similar in size to the companies in the S&P 500 Index or the Russell 1000 Growth Index (as of December 31, 2008, the S&P 500 Index and the Russell 1000 Growth Index had median market capitalizations of $6.4 billion and $3.3 billion, respectively). The fund may also invest in other types of equity securities, such as preferred stocks or convertible securities.

In choosing stocks, we begin by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. We also apply fundamental techniques to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. We will normally sell a stock when we believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.

Q: Which of your investment choices had the greatest impact on performance for the period?

A: On the whole, sector allocation contributed to performance relative to the Russell 1000 Growth Index, while stock selection detracted. Performance benefited from an overweight and stock selection in the materials sector.5 A significant negative was stock selection in the energy sector, as well as an overweight in that sector. Positions in the materials sector that contributed to relative performance included Praxair, Inc., an industrial gas supplier, and Barrick Gold Corp., a Canadian gold mining company.

Also positive was a position in Gilead Sciences, Inc., a biopharmaceutical company that is in the process of strengthening its industry position through an acquisition.

In the energy sector, performance was hurt by a position in Devon Energy Corp.*, an independent energy company engaged in oil and gas exploration, development and production; since Devon is not included in the Russell 1000 Growth Index, this position was a significant detractor from performance relative to the benchmark. Also negative for relative performance was an underweight in ExxonMobil Corp., which performed better than many energy companies.

Other detractors included insurer Aflac, Inc.* and service provider State Street Corp.*, both in the financials sector. Additions to the portfolio in the financials sector included CME Group, Inc., a leader in electronic trading, and investment manager T. Rowe Price Group, Inc., both of which contributed to performance near the end of the period.

Q: How is the fund currently positioned?

A: Although the market's rally in March was encouraging, we do not believe we have reached the end of the economic and market downturn, as we believe that many companies will continue to report disappointing earnings. As we look to make our way out of this tumultuous period, we continue to search for indications that the economy is stabilizing and to identify likely sources of market leadership.

We view political actions as an increasing factor in our decision- making process. After months of having a significant overweight to health care, a sector that generally tends to be insulated somewhat from economic cycles, we have reduced the fund's position in the sector because of concerns about the impact of government policy on the health care industry.

Although we continue to maintain a defensive posture, we have added some economically sensitive names, as we believe that government stimulus will likely help drive demand in the second half of the year. We have increased the position in technology, bringing the portfolio up to a slight underweight after having a significant underweight position. We added to the overweight in the materials sector by increasing the position in Monsanto Co. and establishing a position in Celanese Corp., and we are maintaining an overweight in energy.

The fund's largest underweight positions are in the consumer staples and consumer discretionary sectors. We believe that, unlike periods of recovery from past recessions, consumers will be hesitant to spend for an extended period of time. We continue to have an overweight position in telecommunications, while we increased the fund's underweight in industrials.

We believe our risk-managed, high-quality approach to growth investing can provide investors with attractive risk-adjusted returns over longer periods of time. We continue to look for opportunities to invest in high-quality companies that have weakened along with the market and are selling at prices that we believe stand to deliver long-term growth.

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. On April 1, 2009, the Russell 1000 Growth Index will replace the Standard & Poor's 500 Index as the Fund's benchmark because the Advisor believes that it more accurately reflects the Fund's investment strategy. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
3 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
4 The Lipper Large-Cap Growth Funds category is a group of mutual funds that Invest primarily in large-cap stocks with a greater-than-average growth orientation compared with the overall market. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
* Not held in the portfolio as of March 31, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	3/31/09	9/30/08

Common Stocks	98%	96%
Cash Equivalents	2%	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/09	9/30/08

Information Technology	29%	22%
Health Care	18%	21%
Industrials	11%	10%
Consumer Staples	10%	13%
Materials	10%	7%
Energy	8%	13%
Consumer Discretionary	7%	10%
Financials	3%	3%
Telecommunication Services	3%	1%
Utilities	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2009 (29.4% of Net Assets)
1. QUALCOMM, Inc. Developer and manufacturer of communication systems	3.6%
2. Monsanto Co. Provider of agricultural products	3.4%
3. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	3.3%
4. Apple, Inc. Manufacturer of personal computers and related personal computing and communication solutions	3.2%
5. Cisco Systems, Inc. Developer of computer network products	3.0%
6. Oracle Corp. Provider of database management software	2.7%
7. AMETEK, Inc. Manufactures electrical motors and electronic instruments	2.7%
8. Microsoft Corp. Developer of computer software	2.7%
9. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	2.5%
10. Wal-Mart Stores, Inc. Operator of discount stores and supercenters	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks 97.8%
Consumer Discretionary 6.9%
Hotels Restaurants & Leisure 3.4%
Darden Restaurants, Inc.	427,700	14,653,002
Marriott International, Inc. "A" (a)	636,200	10,408,232
McDonald's Corp. (a)	336,300	18,351,891
		43,413,125
Multiline Retail 1.8%
Kohl's Corp.* (a)	538,900	22,806,248
Textiles, Apparel & Luxury Goods 1.7%
NIKE, Inc. "B" (a)	482,600	22,629,114
Consumer Staples 10.3%
Beverages 3.3%
PepsiCo., Inc.	818,200	42,120,936
Food & Staples Retailing 3.6%
Sysco Corp.	712,900	16,254,120
Wal-Mart Stores, Inc. (a)	570,700	29,733,470
		45,987,590
Household Products 3.4%
Colgate-Palmolive Co.	323,500	19,080,030
Energizer Holdings, Inc.*	345,700	17,177,833
Procter & Gamble Co.	161,200	7,590,908
		43,848,771
Energy 8.3%
Energy Equipment & Services 3.3%
Cameron International Corp.* (a)	675,900	14,822,487
Schlumberger Ltd.	292,100	11,865,102
Transocean Ltd.* (a)	264,016	15,534,701
		42,222,290
Oil, Gas & Consumable Fuels 5.0%
EOG Resources, Inc.	277,900	15,217,804
ExxonMobil Corp. (a)	414,600	28,234,260
Occidental Petroleum Corp.	373,300	20,774,145
		64,226,209
Financials 3.0%
Capital Markets 2.1%
Charles Schwab Corp. (a)	552,800	8,568,400
T. Rowe Price Group, Inc. (a)	623,900	18,005,754
		26,574,154
Diversified Financial Services 0.9%
CME Group, Inc.	45,688	11,257,066
Health Care 17.5%
Biotechnology 4.6%
Celgene Corp.* (a)	601,100	26,688,840
Gilead Sciences, Inc.* (a)	702,500	32,539,800
		59,228,640
Health Care Equipment & Supplies 5.1%
Baxter International, Inc.	150,500	7,708,610
Edwards Lifesciences Corp.*	398,300	24,148,929
Medtronic, Inc.	458,200	13,503,154
St. Jude Medical, Inc.* (a)	565,000	20,526,450
		65,887,143
Health Care Providers & Services 3.3%
Express Scripts, Inc.* (a)	589,600	27,221,832
Laboratory Corp. of America Holdings* (a)	245,400	14,353,446
		41,575,278
Pharmaceuticals 4.5%
Abbott Laboratories	564,500	26,926,650
Allergan, Inc. (a)	187,900	8,974,104
Johnson & Johnson (a)	412,906	21,718,856
		57,619,610
Industrials 10.6%
Aerospace & Defense 4.1%
Lockheed Martin Corp.	189,500	13,081,185
Rockwell Collins, Inc.	583,700	19,051,968
United Technologies Corp. (a)	468,200	20,123,236
		52,256,389
Commercial Services & Supplies 1.3%
Stericycle, Inc.* (a)	355,300	16,958,469
Electrical Equipment 2.7%
AMETEK, Inc.	1,096,600	34,290,682
Machinery 0.9%
Parker Hannifin Corp.	347,200	11,797,856
Road & Rail 1.6%
Burlington Northern Santa Fe Corp. (a)	122,100	7,344,315
Norfolk Southern Corp. (a)	396,000	13,365,000
		20,709,315
Information Technology 28.0%
Communications Equipment 8.3%
Cisco Systems, Inc.* (a)	2,285,450	38,326,996
QUALCOMM, Inc. (a)	1,186,100	46,151,151
Research In Motion Ltd.* (a)	514,000	22,137,980
		106,616,127
Computers & Peripherals 6.2%
Apple, Inc.* (a)	390,500	41,049,360
EMC Corp.* (a)	1,871,400	21,333,960
International Business Machines Corp. (a)	174,100	16,868,549
		79,251,869
Internet Software & Services 0.5%
Google, Inc. "A"*	17,200	5,986,632
IT Services 1.6%
Accenture Ltd. "A" (a)	759,500	20,878,655
Semiconductors & Semiconductor Equipment 4.9%
Broadcom Corp. "A"* (a)	1,367,350	27,319,653
Intel Corp.	1,776,190	26,731,660
NVIDIA Corp.* (a)	920,900	9,080,074
		63,131,387
Software 6.5%
Adobe Systems, Inc.* (a)	622,000	13,304,580
Microsoft Corp. (a)	1,857,580	34,123,745
Oracle Corp.*	1,947,400	35,189,518
		82,617,843
Materials 9.5%
Chemicals 7.7%
Celanese Corp. "A"	485,200	6,487,124
Ecolab, Inc. (a)	669,400	23,248,262
Monsanto Co. (a)	524,400	43,577,640
Praxair, Inc.	375,700	25,280,853
		98,593,879
Metals & Mining 1.8%
Barrick Gold Corp. (a)	732,000	23,693,623
Telecommunication Services 2.6%
Diversified Telecommunication Services 1.0%
AT&T, Inc.	492,100	12,400,920
Wireless Telecommunication Services 1.6%
American Tower Corp. "A"* (a)	685,100	20,847,593
Utilities 1.1%
Electric Utilities
Allegheny Energy, Inc. (a)	185,600	4,300,352
Edison International	346,000	9,968,261
		14,268,613
Total Common Stocks (Cost $1,186,817,459)		1,253,696,026

Securities Lending Collateral 38.2%
Daily Assets Fund Institutional, 0.78% (b) (c) (Cost $489,557,995)	489,557,995	489,557,995

Cash Equivalents 2.3%
Cash Management QP Trust, 0.53% (b) (Cost $29,597,525)	29,597,525	29,597,525
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,705,972,979)+	138.3	1,772,851,546
Other Assets and Liabilities, Net (a)	(38.3)	(490,554,374)
Net Assets	100.0	1,282,297,172
* Non-income producing security.
+ The cost for federal income tax purposes was $1,708,409,414. At March 31, 2009, net unrealized appreciation for all securities based on tax cost was $64,442,132. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $163,281,324 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $98,839,192.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements) amounting to $479,403,943. In addition, included in other assets and liabilities, net is a pending sale, amounting to $4,307,758, that is also on loan. The value of all securities loaned at March 31, 2009 amounted to $483,711,701, which is 37.7% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 1,719,560,398
Level 2	53,291,148
Level 3	—
Total	$ 1,772,851,546

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,186,817,459) — including $479,403,943 of securities loaned	$ 1,253,696,026
Investment in Daily Asset Fund Institutional (cost $489,557,995)*	489,557,995
Investment in Cash Management QP Trust (cost $29,597,525)	29,597,525
Total investments, at value (cost $1,705,972,979)	1,772,851,546
Foreign currency, at value (cost $568)	551
Receivable for investments sold	11,377,776
Receivable for Fund shares sold	1,896,381
Dividends receivable	1,125,452
Interest receivable	176,698
Foreign taxes recoverable	89,019
Other assets	67,032
Total assets	1,787,584,455
Liabilities
Payable upon return of securities loaned	489,557,995
Payable for investments purchased	11,902,047
Payable for Fund shares redeemed	2,113,706
Accrued management fee	485,103
Other accrued expenses and payables	1,228,432
Total liabilities	505,287,283
Net assets, at value	$ 1,282,297,172
Net Assets Consist of
Undistributed net investment income	4,165,003
Net unrealized appreciation (depreciation) on: Investments	66,878,567
Foreign currency	7,939
Accumulated net realized gain (loss)	(821,606,056)
Paid-in capital	2,032,851,719
Net assets, at value	$ 1,282,297,172
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($488,037,636 ÷ 13,967,062 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 34.94
Maximum offering price per share (100 ÷ 94.25 of $34.94)	$ 37.07

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($14,879,674 ÷ 444,312 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 33.49

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($22,315,297 ÷ 673,597 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 33.13
Class R Net Asset Value, offering and redemption price(a) per share ($31,720,106 ÷ 908,463 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 34.92
Class S Net Asset Value, offering and redemption price(a) per share ($485,219,753 ÷ 13,792,777 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 35.18

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($240,124,706 ÷ 6,824,000 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 35.19
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2009 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $45,853)	$ 12,057,537
Interest — Cash Management QP Trust	511,811
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,198,939
Total Income	13,768,287
Expenses: Management fee	3,255,350
Administration fee	700,725
Services to shareholders	1,602,658
Custodian fee	29,027
Distribution and service fees	850,519
Professional fees	95,753
Trustees' fees and expenses	16,733
Reports to shareholders	100,347
Registration fees	69,160
Other	38,463
Total expenses before expense reductions	6,758,735
Expense reductions	(137,615)
Total expenses after expense reductions	6,621,120
Net investment income (loss)	7,147,167
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(201,698,574)
Foreign currency	(118,096)
(201,816,670)
Change in net unrealized appreciation (depreciation) on: Investments	(284,732,828)
Foreign currency	23,379
(284,709,449)
Net gain (loss)	(486,526,119)
Net increase (decrease) in net assets resulting from operations	$ (479,378,952)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
Operations: Net investment income (loss)	$ 7,147,167	$ 6,930,935
Net realized gain (loss)	(201,816,670)	85,318,541
Change in net unrealized appreciation (depreciation)	(284,709,449)	(389,521,835)
Net increase (decrease) in net assets resulting from operations	(479,378,952)	(297,272,359)
Distributions to shareholders from: Net investment income: Class A	(2,053,217)	(2,216,855)
Class B	(33,371)	(42,903)
Class R	(13,067)	(11)
Class S	(3,768,846)	(4,763,359)
Institutional Class	(2,632,341)	(1,193,707)
Total distributions	(8,500,842)	(8,216,835)
Fund share transactions: Proceeds from shares sold	345,128,646	407,973,979
Reinvestment of distributions	6,262,633	7,230,161
Cost of shares redeemed	(328,490,232)	(311,141,099)
Redemption fees	5,960	153,892
Net increase (decrease) in net assets from Fund share transactions	22,907,007	104,216,933
Increase (decrease) in net assets	(464,972,787)	(201,272,261)
Net assets at beginning of period	1,747,269,959	1,948,542,220
Net assets at end of period (including undistributed net investment income of $4,165,003 and $5,518,678, respectively)	$ 1,282,297,172	$ 1,747,269,959

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 48.01	$ 56.59	$ 48.07	$ 45.84	$ 40.26	$ 37.08
Income (loss) from investment operations: Net investment income (loss)[b]	.16	.12	.15[f]	.06[e]	.14	(.06)
Net realized and unrealized gain (loss)	(13.08)	(8.54)	8.41	2.17	5.50	3.24
Total from investment operations	(12.92)	(8.42)	8.56	2.23	5.64	3.18
Less distributions from: Net investment income	(.15)	(.16)	(.04)	—	(.06)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 34.94	$ 48.01	$ 56.59	$ 48.07	$ 45.84	$ 40.26
Total Return (%)[c,d]	(26.93)**	(14.92)	17.81	4.86[e]	14.02	8.58
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	488	645	809	780	855	110
Ratio of expenses before expense reductions (%)	1.14*	1.07	1.08	1.16	1.10	1.28
Ratio of expenses after expense reductions (%)	1.12*	1.06	1.07	1.11	1.08	1.25
Ratio of net investment income (loss) (%)	.85*	.23	.28[f]	.13[e]	.33	(.15)
Portfolio turnover rate (%)	50**	27	28	15	19	12
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.030 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.07% lower.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.08 per share and 0.16% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 46.03	$ 54.27	$ 46.14	$ 44.36	$ 39.25	$ 36.43
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.04	.08[f]	(.30)[e]	(.24)	(.35)
Net realized and unrealized gain (loss)	(12.55)	(8.22)	8.05	2.08	5.35	3.17
Total from investment operations	(12.47)	(8.18)	8.13	1.78	5.11	2.82
Less distributions from: Net investment income	(.07)	(.06)	—	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 33.49	$ 46.03	$ 54.27	$ 46.14	$ 44.36	$ 39.25
Total Return (%)[c,d]	(27.10)**	(15.09)	17.62	4.01[e]	13.02	7.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	15	25	42	56	85	39
Ratio of expenses before expense reductions (%)	2.12*	2.02	2.00	2.21	2.18	2.09
Ratio of expenses after expense reductions (%)	1.58*	1.27	1.24	1.94	2.01	2.02
Ratio of net investment income (loss) (%)	.38*	.02	.11[f]	(.70)[e]	(.60)	(.92)
Portfolio turnover rate (%)	50**	27	28	15	19	12
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.030 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.07% lower.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.08 per share and 0.16% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 45.52	$ 53.94	$ 46.18	$ 44.40	$ 39.27	$ 36.44
Income (loss) from investment operations: Net investment income (loss)[b]	.03	(.31)	(.26)[f]	(.29)[e]	(.23)	(.34)
Net realized and unrealized gain (loss)	(12.42)	(8.11)	8.02	2.07	5.36	3.17
Total from investment operations	(12.39)	(8.42)	7.76	1.78	5.13	2.83
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 33.13	$ 45.52	$ 53.94	$ 46.18	$ 44.40	$ 39.27
Total Return (%)[c]	(27.22)**	(15.61)	16.80	4.01[e]	13.06[d]	7.79[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	22	26	30	31	35	20
Ratio of expenses before expense reductions (%)	1.92*	1.89	1.93	1.91	2.12	2.06
Ratio of expenses after expense reductions (%)	1.92*	1.89	1.93	1.91	1.99	1.99
Ratio of net investment income (loss) (%)	.04*	(.60)	(.58)[f]	(.67)[e]	(.58)	(.89)
Portfolio turnover rate (%)	50**	27	28	15	19	12
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.030 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.07% lower.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.08 per share and 0.16% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class R Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 47.85	$ 56.44	$ 48.08	$ 45.98	$ 40.46	$ 39.45
Income (loss) from investment operations: Net investment income (loss)[c]	.13	(.02)	(.00)f***	(.08)[e]	(.03)	(.09)
Net realized and unrealized gain (loss)	(13.04)	(8.57)	8.36	2.18	5.55	1.13
Total from investment operations	(12.91)	(8.59)	8.36	2.10	5.52	1.04
Less distributions from: Net investment income	(.02)	(.00)***	—	—	—	(.03)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 34.92	$ 47.85	$ 56.44	$ 48.08	$ 45.98	$ 40.46
Total Return (%)	(26.99)d**	(15.22)	17.39	4.57[d,e]	13.64[d]	2.63d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	35.41		2	1.34
Ratio of expenses before expense reductions (%)	1.31*	1.41	1.35	1.42	1.62	1.64*
Ratio of expenses after expense reductions (%)	1.30*	1.41	1.35	1.40	1.47	1.45*
Ratio of net investment income (loss) (%)	.67*	(.12)	(.01)[f]	(.16)[e]	(.06)	(.35)*
Portfolio turnover rate (%)	50**	27	28	15	19	12
[a] For the six months ended March 31, 2009 (Unaudited).
[b] For the period from November 3, 2003 (commencement of operations of Class R shares) to September 30, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.030 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.07% lower.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.08 per share and 0.16% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 48.41	$ 57.06	$ 48.46	$ 46.20	$ 40.59	$ 37.31
Income (loss) from investment operations: Net investment income (loss)[b]	.21	.27	.29[e]	.18[d]	.22	.04
Net realized and unrealized gain (loss)	(13.18)	(8.60)	8.48	2.15	5.56	3.26
Total from investment operations	(12.97)	(8.33)	8.77	2.33	5.78	3.30
Less distributions from: Net investment income	(.26)	(.32)	(.17)	(.07)	(.17)	(.02)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 35.18	$ 48.41	$ 57.06	$ 48.46	$ 46.20	$ 40.59
Total Return (%)	(26.83)c**	(14.68)	18.14[c]	5.04[c,d]	14.23	8.90[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	485	693	884	881	96	92
Ratio of expenses before expense reductions (%)	.86*	.79	.82	.94	.89	1.01
Ratio of expenses after expense reductions (%)	.85*	.79	.79	.85	.89	1.00
Ratio of net investment income (loss) (%)	1.12*	.50	.55[e]	.39[d]	.52	.10
Portfolio turnover rate (%)	50**	27	28	15	19	12
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.030 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.07% lower.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.08 per share and 0.16% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 48.40	$ 57.05	$ 48.45	$ 46.23	$ 40.64	$ 37.32
Income (loss) from investment operations: Net investment income (loss)[b]	.24	.31	.32[e]	.22[d]	.31	.12
Net realized and unrealized gain (loss)	(13.17)	(8.61)	8.50	2.19	5.57	3.27
Total from investment operations	(12.93)	(8.30)	8.82	2.41	5.88	3.39
Less distributions from: Net investment income	(.28)	(.35)	(.22)	(.19)	(.29)	(.07)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 35.19	$ 48.40	$ 57.05	$ 48.45	$ 46.23	$ 40.64
Total Return (%)	(26.75)c**	(14.63)[c]	18.24[c]	5.22[c,d]	14.53[c]	9.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	240	324	183	29	20	17
Ratio of expenses before expense reductions (%)	.69*	.73	.74	.84	.70	.84
Ratio of expenses after expense reductions (%)	.69*	.73	.73	.77	.70	.84
Ratio of net investment income (loss) (%)	1.28*	.56	.62[e]	.47[d]	.71	.26
Portfolio turnover rate (%)	50**	27	28	15	19	12
[a] For the six months ended March 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.030 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.07% lower.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.08 per share and 0.16% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Capital Growth Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to limited groups of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2008, the Fund had a net tax basis capital loss carryforward of approximately $617,385,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($95,111,000), September 30, 2010 ($46,239,000), September 30, 2011 ($305,729,000) and September 30, 2012 ($170,306,000), the expiration dates, whichever occurs first, subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $750,468,126 and $694,443,644, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.495%
Next $750 million of such net assets	.465%
Next $1.5 billion of such net assets	.445%
Next $2.5 billion of such net assets	.425%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.375%
Next $2.5 billion of such net assets	.355%
Over $12.5 billion of such net assets	.335%

Accordingly, for the six months ended March 31, 2009, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.46% of the Fund's average daily net assets.

For the period from October 1, 2008 through November 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.06%
Class B	2.01%
Class C	1.99%
Class R	1.45%
Class S	.80%
Institutional Class	.73%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2009, the Advisor received an Administration Fee of $700,725, of which $105,016 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2009
Class A	$ 653,257	$ 49,326	$ 321,332
Class B	40,442	—	22,526
Class C	31,160	—	15,484
Class R	—	—	—
Class S	579,441	35,313	292,105
Institutional Class	43,605	4,956	23,688
	$ 1,347,905	$ 89,595	$ 675,135

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the period from October 1, 2008 through January 31, 2009, DIDI had voluntarily agreed to waive the 0.75% 12b-1 distribution fee for Class B shares only. For the six months ended March 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at March 31, 2009
Class B	$ 64,424	$ 46,003	$ —
Class C	82,541	—	13,795
Class R	36,202	—	6,544
	$ 183,167	$ 46,003	$ 20,339

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2009	Annualized Effective Rate
Class A	$ 583,398	$ —	$ 83,495.23%
Class B	20,776	—	1,373.24%
Class C	27,091	—	3,742.25%
Class R	36,087	1,881	6,234.24%
	$ 667,352	$ 1,881	$ 94,844

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2009, aggregated $23,007.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2009, the CDSC for Class B and C shares aggregated $21,012 and $2,193, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2009, DIDI received $1,968 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,102, of which $5,282 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2009, the Fund's custodian fee was reduced by $101 and $35, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,023,891	$ 74,348,699	1,377,427	$ 74,124,271
Class B	58,638	2,067,521	91,654	4,726,161
Class C	237,907	8,330,838	160,207	8,217,799
Class R	330,139	12,116,810	762,560	39,474,596
Class S	1,726,333	65,102,281	905,125	48,837,854
Institutional Class	4,818,609	183,162,497	4,291,811	232,593,298
		$ 345,128,646		$ 407,973,979
Shares issued to shareholders in reinvestment of distributions
Class A	51,616	$ 1,913,909	37,369	$ 2,078,088
Class B	876	31,184	772	41,239
Class R	350	12,982	0	11
Class S	89,802	3,349,650	79,715	4,460,037
Institutional Class	25,614	954,908	11,640	650,786
		$ 6,262,633		$ 7,230,161
Shares redeemed
Class A	(1,539,870)	$ (56,636,349)	(2,280,786)	$ (122,812,920)
Class B	(152,970)	(5,407,329)	(323,175)	(16,801,030)
Class C	(134,379)	(4,671,026)	(151,706)	(7,774,210)
Class R	(152,377)	(5,499,004)	(39,410)	(2,054,817)
Class S	(2,332,017)	(85,352,996)	(2,170,241)	(117,879,517)
Institutional Class	(4,715,751)	(170,923,528)	(814,632)	(43,818,605)
		$ (328,490,232)		$ (311,141,099)
Redemption fees		$ 5,960		$ 153,892
Net increase (decrease)
Class A	535,637	$ 19,628,272	(865,990)	$ (46,602,961)
Class B	(93,456)	(3,308,469)	(230,749)	(12,033,461)
Class C	103,528	3,660,647	8,501	444,054
Class R	178,112	6,630,788	723,150	37,419,790
Class S	(515,882)	(16,899,585)	(1,185,401)	(64,580,762)
Institutional Class	128,472	13,195,354	3,488,819	189,570,273
		$ 22,907,007		$ 104,216,933

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SDGAX	SDGBX	SDGCX	SCGSX	SDGTX
CUSIP Number	23338J 103	23338J 202	23338J 301	23338J 509	23338J 707
Fund Number	498	698	798	2398	564
For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-investments.com

Click "Retirement" and select "Employer Sponsored Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	SDGRX
CUSIP Number	23338J 608
Fund Number	1508

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Capital Growth Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Capital Growth Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        May 29, 2009